UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 23, 2006



                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


        North Carolina                000-22787             56-2028446
(State or other jurisdiction of   (Commission File       (I.R.S. Employer
        incorporation)                 Number)          Identification Number)



                    6114 U.S. 301 South
                 Four Oaks, North Carolina                 27524
         (Address of principal executive offices)        (Zip Code)



                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Principal Officers;
                  Election of Directors; Appointment of Principal Officers.

On January 23, 2006, the Board of Directors of Four Oaks Fincorp,  Inc. (OTC BB:
FOFN) (the "Company") elected Michael Anthony Weeks to the Company's Board of Directors. The appointment of Mr. Weeks increases the total membership of the Company's Board of Directors from eight to nine. Mr. Weeks was appointed to the Audit Committee of the Board of Directors. On the same date, Mr. Weeks also was appointed to the Board of Directors of Four Oaks Bank & Trust Company (the "Bank"), a wholly-owned subsidiary of the Company.

As a non-employee director of the Company, Mr. Weeks will be entitled to the director fees set forth in the Summary of Non-Employee Director Compensation attached hereto as Exhibit 10.1, which is incorporated herein by reference.

The Bank has entered into the following financing arrangements with Mr. Weeks in the last fiscal year: (1) a $200,000 revolving line of credit; (2) a $400,000 closed end credit line; (3) a $10,000 personal reserve account; and (4) a $25,150 credit line. All outstanding loans and commitments included in such transactions are made substantially on the same terms, including rate and collateral, as those prevailing at the time in comparable transactions with other customers.

The full text of the press release announcing Mr. Weeks' appointment is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.         Description
-----------         ------------
10.1                Summary of Non-Employee Director Compensation
99.1                Press Release issued on January 25, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FOUR OAKS FINCORP, INC.


                                    By:    /s/ Ayden R. Lee, Jr.
                                           -------------------------
                                           Ayden R. Lee, Jr.
                                           President and Chief Executive Officer



Date:  January 25, 2006

                                  EXHIBIT INDEX

             Exhibit No.         Description
             -----------         -----------
             10.1                Summary of Non-Employee Director Compensation
             99.1                Press Release issued on January 25, 2006